Exhibit 6


                                 March 26, 2003

Grubb & Ellis Company
2215 Sanders Road
Suite 400
Northbrook, Illinois 60062
Attention:  General Counsel

      Re:   WAIVER

Ladies/Gentlemen:

      Please refer to the Amended and Restated Credit Agreement dated as of December 31, 2000 (as amended, the "CREDIT AGREEMENT") among Grubb & Ellis Company (the "BORROWER"), various financial institutions and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

WAIVER

      At the request of the Borrower, the Required Lenders hereby waive through May 1, 2003 any Default or Event of Default arising from the Borrower's non-compliance with Section 8.1(c) (minimum Adjusted EBITDA) of the Credit Agreement for the fiscal quarters ended December 31, 2002 and March 31, 2003. The Borrower acknowledges that the foregoing waiver shall expire on May 1, 2003 and, absent a further waiver by the Required Lenders or an amendment to the Credit Agreement, an immediate Event of Default shall exist.

AGREEMENTS OF THE BORROWER

      In consideration of the foregoing waiver, the Borrower agrees with the Administrative Agent and the Lenders as follows:

1. The Borrower confirms that its obligations under Sections 1, 3, 4 and 5 of the letter agreement dated December 20, 2002 among the Administrative Agent, the Borrower and the Lenders shall remain in full force and effect.

2. The Lenders shall have no obligation to make any Loan and the Issuing Lender shall have no obligation to issue any Letter of Credit during the period from the date hereof through May 1, 2003 (or such earlier date as the Required Lenders may agree in writing).

EFFECTIVENESS

      This letter agreement shall become effective when the Administrative Agent shall have received (a) counterparts of this letter agreement executed by the Borrower and the Required Lenders, (b) a Confirmation, substantially in the form of EXHIBIT A, signed by the Borrower and each Subsidiary Guarantor, (c) a certificate from a Responsible Officer certifying the aggregate book value of accounts receivable of the Borrower and its Subsidiaries as of February 28, 2003, (d) a waiver fee for the account of each Lender which, prior to 5:00 p.m., Chicago time, on

March 26, 2003, executes and delivers to the Administrative Agent a counterpart hereof, such fee to be in an amount equal to 0.10% of such Lender's Commitment as of the date of this letter agreement, and (e) evidence that the Borrower has paid all amounts payable to (i) the Administrative Agent pursuant to Section
11.5 of the Credit Agreement (including reasonable attorneys' fees) and (ii) FTI Consulting, Inc., in each case to the extent invoices therefor have been delivered to the Borrower.

MISCELLANEOUS

      This letter agreement is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever. The Administrative Agent and the Lenders hereby reserve all of their rights, powers and remedies under the Credit Agreement and applicable law.

      This letter agreement may be executed in counterparts and by the parties hereto on separate counterparts.

      This letter agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                         BANK OF AMERICA, N.A.
                                         as Administrative Agent and as a Lender



                                         BY:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         LASALLE BANK NATIONAL ASSOCIATION

                                         BY:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         BANK ONE, NA (as successor by merger
                                         with American National Bank and Trust
                                         Company of Chicago)

                                         BY:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


Agreed to and accepted as of
March 26, 2003:

GRUBB & ELLIS COMPANY


BY:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                    Exhibit A

                                  CONFIRMATION

      Dated as of March 26, 2003

      To:   Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

      Please refer to (a) the Amended and Restated Credit Agreement dated as of December 31, 2000 (as amended, the "Credit Agreement") among Grubb & Ellis Company, various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (the "Administrative Agent"); (b) the other "Loan Documents" (as defined in the Credit Agreement), including the Guaranty and Collateral Agreement; and (c) the letter agreement dated as of the date hereof (the "Waiver") delivered pursuant to the Credit Agreement.

      Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that, after giving effect to the Waiver and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                             GRUBB & ELLIS COMPANY
                             GRUBB & ELLIS CONSULTING SERVICES COMPANY
                             GRUBB & ELLIS NEW YORK, INC.
                             GRUBB & ELLIS OF MICHIGAN, INC.
                             GRUBB & ELLIS OF NEVADA, INC.
                             GRUBB & ELLIS OF OREGON, INC.
                             GRUBB & ELLIS AFFILIATES, INC.
                             GRUBB & ELLIS MANAGEMENT SERVICES, INC.
                             GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC. HSM INC.
                             LANDAUER HOSPITALITY
                             INTERNATIONAL, INC.


                                         BY:
                                            ------------------------------------
                                         Name:  Brian Parker
                                         Title: Chief Financial Officer

                                   CERTIFICATE


To:  Bank of America, N.A., as Administrative Agent


Reference is made to the Amended and Restated Credit Agreement dated as of December 31, 2000 (as amended, the "CREDIT AGREEMENT") among Grubb & Ellis Company ("BORROWER"), various financial institutions who are Lenders thereunder ("LENDERS") and Bank of America, N.A., as Administrative Agent ("AGENT"). Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

Borrower, Lenders and Agent have executed a waiver letter dated as of March 26, 2003 relating to the Credit Agreement. Pursuant to clause (c) of the paragraph titled "Effectiveness" of such waiver letter, Borrower hereby certifies to you that the aggregate book value of accounts receivable of Borrower and its Subsidiaries as of FEBRUARY 28, 2003 WAS $11,882,000.


IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered to you by a Responsible Officer on March 26, 2003.



                                         GRUBB & ELLIS COMPANY


                                         BY:
                                            ------------------------------------
                                         Name:      BRIAN PARKER
                                              ----------------------------------
                                         Its:       CHIEF FINANCIAL OFFICER
                                               ---------------------------------